UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                        Amendment No. 1 to Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2001

                               HCNB Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Maryland                  333-73385                 52-2083046
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  (State of Incorporation)   (Commission File Number)     (I.R.S. Employer
                                                          Identification No.)


      1776 East Jefferson Street, Rockville, MD                 20852
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       (Address of Principal Executive Offices)               (Zip Code)


        Registrant's Telephone Number, Including Area Code: 301/468-8848
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The exhibit described below is filed herewith in connection with the registrant's Form 8-K filed on April 19, 2001, relating to a change of the registrant's independent public accountants.

Exhibit No.

16.      Letter of Jameson & Associates, P.A.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HCNB BANCORP, INC.

Date:  April 24, 2001                     By:  /s/ Michael J. Burke
                                               ----------------------------
                                               Michael J. Burke, President